SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of May 15, 2024 (this "**Agreement**"), is made by iSun, Inc., a Delaware corporation (the "**Company**"), and each of its subsidiaries set forth on Schedule 3.3 hereto (collectively with the Company, the "**Grantors**"), in favor of Clean Royalties, LLC (the "**Lender**").

RECITALS

A. The Lender has agreed to purchase a Senior Secured Promissory Note from the Company in the aggregate principal amount of up to $1,000,000 (the "**Loan**").

B. The Loan is presently evidenced by that certain Senior Secured Promissory Note in the aggregate principal amount of up to $1,000,000 of even date hereof (the "**Note**").

C. The Grantors, as related parties of the Company, receive a benefit from the Note which constitutes the consideration for granting the security interests hereunder.

D. In connection with the Loan the Grantors wish to grant to Lender a first-priority security interest in and to the Collateral hereinafter described.

E. This Agreement is given by the Grantors in favor of the Lender for the benefit of the Lender to secure the payment and performance of all of the Secured Obligations.

Accordingly, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Terms. The following terms herein used shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

"Collateral" is defined in Section 2.1.

"Contract" means, collectively, all sale, service, performance, equipment lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between Grantors and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

"Event of Default" means the failure to pay when due, whether at stated maturity, by acceleration or otherwise, any of the Secured Obligations or any other "Event of Default" as defined in the Note.

"Lien" means any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction,

financing statement filing, lessor's or lessee's interest under any lease, subordination of any claim or right, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

"Obligors" is defined in Section 3.6.

"Receivables" means all accounts, payment intangibles, chattel paper and instruments.

"Secured Obligations" means any and all obligations of the Company under the Note and all obligations of the Company under any other loan document associated with the Note, of any kind or nature, howsoever created or evidenced and whether now or hereafter existing, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether incurred by the Company as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation all principal and all interest (including any interest accruing subsequent to any petition filed by or against the Company or any of them under the U.S. Bankruptcy Code, whether or not an allowed claim), indemnity and reimbursement obligations, charges, expenses, fees, attorneys' fees and disbursements and any other amounts owing thereunder.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that if, with respect to any UCC financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to Lender is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than Delaware, then "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of any UCC financing statement relating to such perfection or effect of perfection or non-perfection.

1.2 Note Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Note.

1.3 UCC Definitions. Unless otherwise defined herein or in the Note or the context otherwise requires, and whether or not capitalized, terms for which meanings are provided in Article 8 or Article 9 of the UCC are used in this Agreement, including its preamble and recitals, with such meanings. Without limiting the foregoing, accounts, chattel paper, commercial tort claims, certificated security, control, deposit accounts, documents, farm products, fixtures, electronic chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, negotiable instruments, payment intangibles, securities and software, whether or not capitalized, shall have the meanings ascribed thereto in the UCC.

ARTICLE 2

GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. To secure the prompt and complete payment of all Secured Obligations, for value received and pursuant to the Note, Grantors hereby grant, assign and transfer to Lender a security interest in and to all of the Grantors' assets, whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the

"Collateral") and all proceeds and products of the foregoing in whatever form, including: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, and tort claim proceeds.

ARTICLE 3

REPRESENTATIONS AND COVENANTS

Grantors, jointly and severally, further represent, warrant, covenant and agree with Lender as follows:

3.1 Ownership of Collateral; Security Interest Priority. At the time any Collateral becomes subject to a security interest of Lender hereunder, unless Lender shall otherwise consent, each Grantor shall be deemed to have represented and warranted that (a) subject to the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding), Grantor is the lawful owner of such Collateral or has the power to transfer the Collateral and have the right and authority to subject the same to the security interest of Lender; and (b) none of the Collateral is subject to any Lien other than the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding) and those in favor of Lender, and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding) and those in favor of Lender. This Agreement creates in favor of Lender a valid security interest in the Collateral, which security interest, upon filing of financing statements in the appropriate offices in the locations listed on Schedule 3.1, will be perfected and, subject to the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding), of first priority for security interests that may be perfected by the filing of a financing statement, enforceable against each Grantor and all third parties and securing the payment of the Secured Obligations. Each Grantor authorizes Lender to file financing statements describing the Collateral as reasonably determined by Lender and if requested will execute and deliver to Lender all documents and take such other actions as may from time to time be reasonably requested by Lender in order to maintain, subject to the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding), a perfected first priority security interest in, and if applicable, possession and control of, the Collateral. Grantor will keep the Collateral free at all times from any and all Liens, other than the Permitted Senior Liens (solely to the extent such Permitted Senior Liens remain outstanding). Each Grantor will not, without the prior written consent of Lender, which will not be unreasonably withheld or delayed sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for any assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed in the ordinary course of business. Lender or its attorneys may after a prior written notice and on regular business hours inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

3.2 Perfection of Security Interest and Further Assurances.

(a) Each Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by each Grantor, or words of similar effect. Each Grantor agrees to provide all information required by the Lender pursuant to this Section promptly to the Lender upon request.

(b) Each Grantor hereby further authorizes the Lender to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement, any necessary security agreements and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Grantor hereunder, without the signature of the Grantor where permitted by law.

(c) Each Grantor agrees that at any time and from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

3.3 Names; Locations. Each Grantor represents and warrants that Schedule 3.3 sets forth the following for each Grantor: (a) the jurisdiction in which Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC; (b) the address of each Grantor's chief executive office; (c) each trade name or other name (other than its name set forth on the signature page hereto) used by Grantor; and (d) each Grantor's federal taxpayer identification number (and, during the four months preceding the date hereof, Grantor has not had any other federal taxpayer identification number) and state organizational number. During the past four months preceding the date hereof, Grantor has not been known by any legal name different from the one set forth on the signature page hereto. The name set forth on the signature page is the true and correct name of Grantor. Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to Lender.

3.4 Taxes, Etc. Each Grantor will pay any taxes, assessments and similar imposts and charges that are now or hereafter may become a Lien upon any of the Collateral.

3.5 Maintenance of Collateral. Each Grantor shall preserve and maintain all rights of such Grantor and Lender in all Collateral, and will not subordinate, supplement or otherwise modify any claim or right of such Grantor with respect to any Collateral, or permit, consent or suffer to occur any of

the foregoing, if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of Lender without the prior written consent of Lender.

3.6 Special Rights Regarding Receivables. Lender or any of its agents may, at any time and from time to time in their sole discretion upon the existence of any Event of Default, verify, directly with each Person (collectively, the "Obligors") that owes any Receivables to any Grantor, the Receivables in any reasonable manner. Lender or any of its agents may, at any time from time to time after and during the continuance of an Event of Default, notify the Obligors of the security interest of Lender in the Collateral and/or direct such Obligors that all payments in connection with such obligations and the Collateral be made directly to Lender in Lender's name. If Lender or any of its agents shall collect such obligations directly from the Obligors, Lender or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as Lender or any of its agents shall deem appropriate. Each Grantor directs and authorizes any and all of its present and future Obligors to comply with requests for information from Lender, Lender's designees and agents and/or auditors, relating to any and all business transactions between such Grantor and the Obligors. Each Grantor further directs and authorizes all of its Obligors upon receiving a notice or request sent by Lender or Lender's agents or designees to pay directly to Lender any and all sums of money or proceeds now or hereafter owing by the Obligors to such Grantor, and any such payment shall act as a discharge of any debt of such Obligor to Grantor in the same manner as if such payment had been made directly to Grantor. Each Grantor agrees to take any and all action as Lender may reasonably request to assist Lender in exercising the rights described in this Section.

ARTICLE 4

REMEDIES

4.1 General Remedies. Upon the occurrence and during the continuance of any Event of Default, Lender shall have and may exercise any one or more of the rights and remedies provided to Lender under this Agreement, the Note or any of the other loan documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the UCC, and each Grantor hereby agrees to assemble the Collateral and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties, authorizes Lender to take possession of the Collateral with or without demand and in accordance with applicable law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements, incurred by Lender) and then to the payment and satisfaction of the Secured Obligations. Any requirement of reasonable notice shall be met if Lender sends such notice to Grantor, by registered or certified mail, at least 10 days prior to the date of sale, disposition or other event giving rise to a required notice. Lender may be the purchaser at any such sale. Each Grantor expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. Lender shall not have any obligation to preserve rights against prior parties, and Lender shall not have any obligation to clean-up or otherwise prepare the Collateral for sale. Each Grantor hereby waives as to Lender any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Obligations. To this end,

each Grantor hereby expressly agrees that any such collateral or other security of Grantor or any other party that Lender may hold may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which Lender or Grantor does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. Each Grantor shall be liable for any deficiency remaining after disposition of the Collateral. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Lender may specifically disclaim any warranties of title or the like. If Lender sells any of the Collateral upon credit, the Grantors will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of such purchaser. In the event any such purchaser fails to pay for the Collateral, Lender may resell the collateral and Grantors shall be credited with the proceeds of sale.

4.2 Special Remedies Concerning Certain Collateral.

(a) Upon the occurrence and during the continuance of any Event of Default, each Grantor shall, if requested to do so in writing, and to the extent so requested, promptly collect and enforce payment of all amounts due such Grantor on account of, in payment of, or in connection with, any of the Collateral, hold all payments in the form received by such Grantor as trustee for Lender, without commingling with any funds belonging to Grantors, and forthwith deliver all such payments to Lender with endorsement to Lender's order of any checks or similar instruments.

(b) Upon the occurrence and during the continuance of any Event of Default, each Grantor shall, if requested to do so, and to the extent so requested, notify all Obligors and other Persons with obligations to such Grantor on account of or in connection with any of the Collateral of the security interest of Lender in the Collateral and direct such account debtors and other Persons that all payments in connection with such obligations and the Collateral be made directly to Lender. Lender itself may, upon the occurrence and during the continuance of an Event of Default, so notify and direct any such account debtor or other Person that such payments are to be made directly to Lender.

(c) Upon the occurrence and during the continuance of an Event of Default, for purposes of assisting Lender in exercising the rights and remedies provided to Lender under this Agreement, each Grantor (i) hereby irrevocably constitutes and appoints Lender as its true and lawful attorney, for and in such Grantor's name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes Lender to endorse the name of Grantor, upon any checks, drafts, or similar items that are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement,

compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as Lender shall deem advisable and (iv) hereby irrevocably authorizes Lender to notify the post office authorities to change the address for delivery of each Grantor's mail to an address designated by Lender, and Lender may receive, open and dispose of all mail addressed to such Grantor. Notwithstanding any other provisions of this Agreement, it is expressly understood and agreed that Lender shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

4.3 Permitted Senior Liens. Notwithstanding anything in Section 4.1 or Section 4.2 to the contrary, the Lender acknowledges and agrees that the security interests granted hereunder are subject to and shall be subordinated to the Permitted Senior Liens set forth on Schedule 4.3, only during the period in which such Permitted Senior Liens are outstanding.

ARTICLE 5

MISCELLANEOUS

5.1 Remedies Cumulative. No right or remedy conferred upon or reserved to Lender under this Agreement, the Note or any other loan document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of Lender under this Agreement, the Note or any other loan document or under applicable law may be exercised from time to time and as often as may be deemed expedient by Lender. To the extent that it lawfully may, each Grantor agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of any provisions of this Agreement, the Note or any other loan document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under this Agreement, the Note or any other loan document prior to any sale or sales thereof that may be made under or by virtue of any instrument governing the same; nor will any Grantor, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

5.2 Conduct No Waiver. No waiver of default shall be effective unless in writing executed by Lender and waiver of any default or forbearance on the part of Lender under the Note in enforcing any of its rights under this Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

5.3 Governing Law; Consent to Jurisdiction. This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Delaware applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Each Grantor agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought in any court of

the State of Delaware, or in any court of the United States of America sitting in Delaware, and each Grantor hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property. Nothing in this paragraph shall affect the right of Lender to serve process in any other manner permitted by law or limit the right of Lender to bring any such action or proceeding against any Grantor or its property in the courts of any other jurisdiction. Each Grantor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above-described courts. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

5.4 Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Note.

5.5 Rights Not Construed as Duties. Lender neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which Lender has or obtains a security interest hereunder beyond the exercise of reasonable care. If any Grantor fails to perform any agreement contained herein, Lender may but is in no way obligated to perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by the Company under Section 5.8. The powers conferred on Lender hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Except for the safe custody of any Collateral in Lender's possession, a duty to exercise reasonable care, and accounting for monies actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which is reasonable and customary in the industry for lenders.

5.6 Amendments. None of the terms and provisions of this Agreement may be modified or amended in any way except by an instrument in writing executed by the Company and Lender.

5.7 Severability. If any one or more provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby, and any provision hereunder found partially unenforceable shall be interpreted to be enforceable to the fullest extent possible.

5.8 Expenses.

(a) The Company will, upon demand, pay to Lender an amount of any and all reasonable and documented expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under the Note or any other loan document, or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

(b) Each Grantor agrees to hold harmless and indemnify Lender from and against any and all claims, losses and liabilities actually incurred or suffered growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence, breach of this Agreement, or willful misconduct.

5.9 Successors and Assigns; Termination. This Agreement shall create a continuing, absolute, unconditional and irrevocable security interest in the Collateral and shall be binding upon each Grantor, their respective successors and assigns, and inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Upon the irrevocable payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend and letters of credit outstanding under this Agreement, the Note or any other loan document, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to the applicable Grantor.

5.10 Evidence of Secured Obligations. Lender's books and records showing the Secured Obligations shall be admissible in any action or proceeding, shall be binding upon each Grantor for the purpose of establishing the Secured Obligations due from such Grantor and shall constitute prima facie proof, absent manifest error, of the Secured Obligations of such Grantor to Lender.

5.11 Waiver of Jury Trial. Lender, in accepting this Agreement, and Grantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither Lender nor any Grantor shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either Lender, on the one hand, or Grantors, on the other hand, except by a written instrument executed by all of them.

5.12 Limitations on Damages. To the extent not prohibited by applicable law, each party hereto hereby knowingly, voluntarily, intentionally, and irrevocably waives any right such party may have to claim or recover in any dispute or controversy any special, exemplary, punitive, or consequential damages, or damages other than or in addition to actual damages; provided, however, that the limitations set forth in this Section 5.12 shall not apply to the grossly negligent acts or omissions or willful misconduct of either party in performing its obligations under this Agreement.

5.13 Currency. All dollar amounts are in United States Dollars.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.

COMPANY:

iSUN, INC.

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck

Title: Chief Executive Officer

GRANTORS:

HUDSON SOLAR SERVICE, LLC

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck
Title: Authorized Person

HUDSON VALLEY CLEAN ENERGY, INC.

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck
Title: Authorized Person

iSUN CORPORATE, LLC

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck
Title: Authorized Person

iSUN ENERGY LLC

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck
Title: Authorized Person

iSUN UTILITY, LLC

DocuSigned by:

By: ______________________

47558885FEC44FB...

Name: Jeffrey Peck
Title: Authorized Person

LIBERTY ELECTRIC, INC.

By: /s/ Jeffrey Peck

Name: Jeffrey Peck
Title: Authorized Person

PECK ELECTRIC CO.

By: /s/ Jeffrey Peck

Name: Jeffrey Peck
Title: Authorized Person

SOLAR COMMUNITIES, INC.

By: /s/ Jeffrey Peck

Name: Jeffrey Peck
Title: Authorized Person

SUN CSA 36, LLC

By: /s/ Jeffrey Peck

Name: Jeffrey Peck
Title: Authorized Person

Accepted and Agreed:

LENDER:

CLEAN ROYALTIES, LLC

By: /s/ Joshua Sanger

Name: Joshua Sanger

Title: Authorized Signatory

Schedule 3.1

Jurisdictions/Locations for Filing Financing Statements

Delaware

New Hampshire

New York

Vermont

Schedule 3.3

List of Grantors

Name	Jurisdiction	Subsidiary/Parent	Fed. Emp. ID No.
iSun, Inc.	Delaware	Parent	47-2150172
iSun Corporate, LLC	Delaware	Subsidiary of iSun, Inc.	87-4014391
iSun Energy LLC	Delaware	Subsidiary of iSun, Inc.	83-2951676
iSun Industrial, LLC	Delaware	Subsidiary of iSun, Inc.	87-3994333
iSun Utility, LLC	Delaware	Subsidiary of iSun, Inc.	87-4014411
iSun Residential, Inc.	Delaware	Subsidiary of iSun, Inc.	87-4033525
SolarCommunities, Inc.	Vermont	Subsidiary of iSun Residential, Inc.	45-4027316
Sun CSA 36, LLC	Delaware	Subsidiary of SolarCommunities, Inc.	Disregarded entity (files consolidated IRS return with SolarCommunities, Inc.)
Hudson Solar Service, LLC	New York	Subsidiary of SolarCommunities, Inc.	46-4481635
Hudson Valley Clean Energy, Inc.	New York	Subsidiary of SolarCommunities, Inc.	32-0068214
Liberty Electric, Inc.	New Hampshire	Subsidiary of iSun Industrial, LLC	02-0418485
Peck Electric Co.	Vermont	Subsidiary of iSun Industrial, LLC	03-0235229

Schedule 4.3

Permitted Senior Indebtedness

The Company and the Lender acknowledge and agree that the Collateral is subject to Permitted Senior Indebtedness to Decathlon Growth Credit, LLC ("Decathlon"). Decathlon has agreed to subordinate such Permitted Senior Indebtedness to sums due under the Senior Secured Promissory Note dated May 15, 2024 issued by the Company to the Lender.